January 2nd, 2014 Reimagined Security FireEye Conference Call and Webcast Exhibit 99.2

Copyright  © 2014, FireEye, Inc.  All rights reserved.

Safe Harbor
This presentation contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of FireEye relating to FireEye’s acquisition of Mandiant. Such forward-looking statements include statements regarding future product offerings; expected benefits to FireEye, Mandiant and their respective customers; expected financial impact of the acquisition on FireEye; and plans regarding Mandiant and Mandiant personnel. These statements reflect the current beliefs of FireEye and are based on current information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
The ability of FireEye to achieve these business objectives involves many risks and uncertainties that could cause actual outcomes and results to differ materially and adversely from those expressed in any forward-looking statements. These risks and uncertainties include the failure to achieve expected synergies and efficiencies of operations between FireEye and Mandiant; the ability of FireEye and Mandiant to successfully integrate their respective market opportunities, technology, products, personnel and operations; the failure to timely develop and achieve market acceptance of combined products and services; the potential impact on the business of Mandiant as a result of the acquisition; the loss of any Mandiant customers; the ability to coordinate strategy and resources between FireEye and Mandiant; the ability of FireEye and Mandiant to retain and motivate key employees of
Mandiant; general economic conditions; as well as those risks and uncertainties included under the captions “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our
Form 10-Q filed with the Securities and Exchange Commission on November 14, 2013 for the quarter ended
September 30, 2013, which is available on the Investor Relations section of our website at investors.FireEye.com
This presentation includes certain non-GAAP financial measures as defined by the SEC rules.  As required by
Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix.
and on the SEC website at
www.sec.gov.

January 2nd, 2014 Reimagined Security Unifying leading security companies to create a complete platform to combat advanced cyber threats FireEye Acquires Mandiant

FIREEYE & MANDIANT UNITED
David DeWalt
Chairman and Chief Executive Officer, FireEye
MANDIANT AT A GLANCE
Kevin Mandia
Chief Operating Officer, FireEye
FINANCIAL OVERVIEW
Michael Sheridan
Chief Financial Officer, FireEye
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AGENDA

State of Cyber Security PERFECT OPPORTUNITY Innovation Creates Perfect Platform of Evil Current Security Models Ineffective New Models Required Cyber Threats More Advanced & Complex than Ever

Creates the
ONLY company
that can deliver a
comprehensive
platform to detect,
resolve, and
prevent advanced
attacks on a
global basis
Brings together the leading advanced threat detection
vendor and the leader in incident response
management
Accelerates DEPLOYMENT of FireEye’s MVX
technology from network to endpoint
Combines FireEye’s real-time intelligence gathered
from 2M+ VMs and Mandiant’s real-time monitoring of
2M+ endpoints to create the most comprehensive
platform
Increases global scale and time to profitability for the
combined company
Significantly expands TAM (from $11.6Bn to ~$30Bn) to
include endpoint products, cloud offerings, services,
and managed defense (MSP)
Presents strong synergy opportunities for cross selling,
up-selling respective product lines
FireEye and Mandiant United
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Copyright  © 2014, FireEye, Inc.  All rights reserved.

VIRTUAL MACHINE
BASED PRODUCTS
CONTINUOUS
MONITORING
MANAGED
DEFENSE
INCIDENT RESPONSE
24x7 Global
Support
Significantly
reduced time
to remediation
Real
Time
FireEye and Mandiant United
SERVICES

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Significant Revenue Synergy Potential
Cross Sell
International
Expansion
Product
Enhancements
FireEye’s broader
international footprint
accelerates Mandiant’s
international go-to market
efforts
Sell email and web into
Mandiant’s customer base
FireEye product development
excellence can accelerate
Mandiant's efforts
Positions the combined
company to offer a
differentiated IPS solution
Bolsters the value of DTI
threat data
Mandiant accelerates
FireEye’s efforts to proliferate
MVX onto endpoints
Provide an enhanced cloud
offering to the combined
customer base
Sell endpoint into FireEye’s
customer base

At Mandiant We Live the Headlines Every Day Copyright © 2014, FireEye, Inc. All rights resered. 9

Copyright  © 2014, FireEye, Inc.  All rights reserved.

Mandiant’s Solutions Resolve Security Incidents
Security incident
response
management platform
& managed service
High-end, white glove
incident response &
security consulting
services
Unmatched intelligence about tools & tactics of
advanced attack groups directly from the front lines
PRODUCTS
SERVICES
THREAT
INTEL

Addressing the Entire Advanced Threat Lifecycle
Stop Attacks
Virtual machine-
based detection
to stop attacks.
Investigate &
Respond
Endpoint forensics &
incident response
expertise.
* Median # of days attackers are present on a victim network before detection (source: Mandiant M-Trends 2013).
RESPOND
& CONTAIN
PREVENT
DETECT
243
Days*
Network-Based
Threat Detection
Best-in class
products for
detecting threats
on the Network.
Endpoint-Based
Threat Detection
Best-in class
products for finding
threats on
Endpoints.

Mandiant Overview
THE LEADER IN SECURITY INCIDENT RESPONSE MANAGEMENT
Founded in 2004
Undisputed leader in
incident response
Category creator for
endpoint threat
detection & response
products
Curator of unparalleled
threat intelligence
repository
Industry
Thought Leaders
2013 sales >$100M
3-Year revenue CAGR
of ~50%
Profitable while
growing rapidly
Strong Financial
Position
“Who’s Who” of the
Fortune 1000
More than 33% of
the Fortune 100
2012 top 25
customers >$1MM
Diversified Enterprise
Customer Base
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50%+ sales from
endpoint products and
subscriptions

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Billings
$48.5M $82M - $86M
$95M - $100M
96% - 106%
Revenue
$31.7M $52M - $54M
$55M - $57M
74% - 80%
Billings $129.6M
$254M - $259M
96% - 100%
Revenue $83.3M
$159M - $161M
91% - 93%
2013 Preliminary Results: FireEye Standalone
$240M - $245M
$156M - $158M
Q4 ‘12 Actual
Q4 ’13 Guidance
(Provided in Q3 2013
Earnings Call)
Preliminary
Q4 ‘13 Results
%’s are growth rates
2012 Actual
2013 Guidance
Preliminary
2013 Results
(Provided in Q3 2013
Earnings Call)
%’s are growth rates

Mandiant – Historical Financial Metrics
Operating margin and cash flow have historically been breakeven to slightly positive.
Copyright  © 2014, FireEye, Inc.  All rights reserved.

40% - 50%
Total
100%
70% - 74%
Product Subscriptions and
Support
Product
Incident Response Services
Revenue Category % of Total Revenue
Gross Margin %
30% - 40%
10% - 20%
77% - 82%
72% - 77%
60% - 65%

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2013 Guidance
(Provided in Q3 2013
Earnings Call)
2014 Guidance
(Provided in Q3 2013
Earnings Call)
Midpoint of
Guidance
Growth Rates
Billings
48%
Revenue
56%
Combined 2014
Guidance
Midpoint of Guidance
Growth Rates
Billings $540M - $560M 42%
Revenue $400M - $410M 50%
FireEye Standalone
Guidance Recap
Combined Company
2014 Guidance
2014 Combined Guidance: Revenues & Billings
$240M - $245M
$156M - $158M
$350M - $370M
$240M - $250M

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FireEye
YTD Q3 2013
Combined
Company 2014
Product
54% 40% - 45%
Product Subscription and
Support
44% 40% - 45%
Incident Response &
Professional Services
2% 15% - 17%
% of Total Revenue
2014 Combined Guidance: Other Financial Metrics
• Gross Margins stable at 70% - 73% for combined company
• Combination expected to improve non-GAAP operating
margins and cash flows as a percentage of revenue

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Key Integration Priorities
• Sales Capacity Expansion
– Leverage FireEye recruiting resources
• International Expansion
– Leverage existing FireEye international infrastructure
• Operations & Systems
– Integrate ERP and CRM systems
– Integrate Finance, Legal & HR
– Facilitate cross-sell, up-sell & TCV expansion through
integration of GTM strategies and product management
infrastructure

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Transaction Overview
~$1 billion in transaction value
16.9 million FireEye shares and ~$106.5 million cash
Assumed 4.6 million options
Equity issued represents ~13% pro forma ownership
Cash funded from FireEye’s balance sheet
Consideration
Financial
Timeline
Significant increase in revenue
Sustained high growth rate for combined company
Combination expected to improve non-GAAP
operating margins and cash flow as a % of revenue
Regulatory clearance filed early and received prior to close
Approved by both Boards, signed and closed on
December 30

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Creates complete end to end provider of solutions to protect against advanced targeted attacks
Enhances our competitive positioning against incumbents
Enhances our scale and time to profitability
Expands our TAM
Significant top line and bottom line synergy opportunities
FireEye and Mandiant United!

Appendix

Copyright © 2014, FireEye, Inc. All rights reserved. 21 Reconciliation of Preliminary Q4’13 and Fiscal Year Billings to Revenue

Reimagined Security